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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   November 6, 2001
                                                  ------------------------------


                                   NETOPIA, INC.
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              (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-28450                  94-3033136
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(State or other jurisdiction        (Commission              (IRS Employer
   of incorporation)                File Number)             Identification No.)


2470 Mariner Square Loop, Alameda, California                              94501
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (510) 814-5100
                                                   -----------------------------



Name
--------------------------------------------------------------------------------
        (Former name or Former Address, if Changed Since Last Report.)
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Item 5.   Other Events.

On November 6, 2001, Netopia, Inc. announced the appointment of Bob Lee as a member of the Board of Directors. A copy of the press release announcing the appointment is attached hereto as Exhibit 99.1 and is incorporated hereby by reference in its entirety.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits:

          Exhibit
          Number    Description
          -------   -----------

          99.1      Press Release dated November 6, 2001.


                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       NETOPIA, INC.


Date:  November 6, 2001                By: /s/ Alan B. Lefkof
                                           -------------------------------------
                                           Alan B. Lefkof
                                           President and Chief Executive Officer
                                           (Duly Authorized Officer)
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                                 EXHIBIT INDEX

Exhibit
Number    Description
------    -----------

99.1      Press Release dated November 6, 2001